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                                                                  Exhibit 10-a-1
                                                                       Exhibit 1

                               NORDSON CORPORATION

                            1995 MANAGEMENT INCENTIVE
                                COMPENSATION PLAN

                      ELIGIBLE POSITIONS FOR 1998 PLAN YEAR


-     President and Chief Executive Officer

-     Sr. Vice President

-     Vice President

-     Vice President

-     Vice President

-     Vice President

-     Vice President

-     Vice President - Corporate Development

-     Vice President - Corporate Research and Technology

-     Vice President - Finance and Controller

-     Vice President - Law and Assistant Secretary

-     Vice President - Manufacturing

-     Vice President - Human Resources